INCOME TAXES	12 Months Ended
Dec. 31, 2023
INCOME TAXES
INCOME TAXES

NOTE 6: INCOME TAXES

The following table summarizes income before income taxes:

	Years ended December 31,
In millions	2023	2022	2021
U.S. income (1)	$136.3	$69.1	$71.9
Foreign income (1)	90.1	142.9	144.7
Income before income taxes	$226.4	$212.0	$216.6
(1)	The change in the mix of earnings between U.S. and foreign operations from 2022 to 2023 primarily relates to a legal entity restructuring implemented in anticipation of the IPO and the Separation.

Income tax expense (benefit) consisted of the following:

	Years ended December 31,
In millions	2023	2022	2021
Current
U.S. federal and state	$38.4	$28.6	$15.5
Foreign	26.7	25.7	33.7
Total current income tax expense	65.1	54.3	49.2
Deferred
U.S. federal and state	(10.4)	(11.4)	1.6
Foreign	0.4	(1.3)	(4.3)
Total deferred income tax expense (benefit)	(10.0)	(12.7)	(2.7)
Income tax expense	$55.1	$41.6	$46.5

Total income taxes paid were approximately $41.3 million, $20.3 million and $17.6 million in 2023, 2022 and 2021, respectively.

A reconciliation of the statutory U.S. federal income tax rate to the effective tax rate was as follows:

	Years ended December 31,
	2023	2022	2021
Statutory U.S. federal income tax rate	21.0%	21.0%	21.0%
State income tax, net of federal effect	1.4%	0.9%	1.0%
Differences in rates and taxability of foreign subsidiaries and joint ventures	3.9%	(2.6)%	(1.2)%
Research tax credits	(1.3)%	(0.6)%	(1.1)%
Foreign derived intangible income	(1.7)%	(1.3)%	(1.2)%
Valuation allowance	—%	(0.4)%	0.7%
Uncertain tax positions	0.1%	2.5%	1.6%
Other, net	0.9%	0.1%	0.7%
Effective tax rate	24.3%	19.6%	21.5%

Atmus’ effective tax rate for 2023 was 24.3 percent compared to 19.6 percent for 2022 and 21.5 percent for 2021. The increase in Atmus’ effective tax rate was primarily due to changes in the mix of Atmus’ income before income taxes between the U.S. and foreign countries.

At December 31, 2023, $129.9 million of non-U.S. earnings are considered indefinitely reinvested in operations outside the U.S. for which deferred taxes have not been provided. Determination of the related deferred tax liability, if any, is not practicable because of the complexities associated with the hypothetical calculation.

Carryforward tax benefits and the tax effect of temporary differences between financial and tax reporting that give rise to net deferred tax assets (liabilities) were as follows:

	December 31,
In millions	2023	2022
Deferred tax assets
Foreign carryforward benefits	$5.6	$18.6
Accrued expenses	14.3	15.5
Warranty expenses	2.5	3.5
Lease liabilities	2.7	4.1
Research and development capitalization	15.6	—
Other	5.1	12.3
Gross deferred tax assets	45.8	54.0
Valuation allowance	(3.7)	(16.4)
Total deferred tax assets	42.1	37.6
Deferred tax liabilities
Property, plant and equipment	7.8	8.0
Unremitted income of foreign subsidiaries and joint ventures	13.9	12.4
Employee benefit plans	0.7	1.2
Lease assets	3.2	4.0
Other	3.7	5.0
Total deferred tax liabilities	29.3	30.6
Net deferred tax assets	$12.8	$7.0

Atmus’ foreign carryforward benefits as of December 31, 2023 may be carried forward indefinitely, subject to certain utilization limitations.

A valuation allowance is recorded to reduce the gross deferred tax assets to an amount Atmus believes is more likely than not to be realized. The valuation allowance is primarily attributable to the uncertainty regarding the realization of foreign net operating loss carryforward benefits.

A reconciliation of the valuation allowance for the years ended December 31, 2023, 2022 and 2021 was as follows:

	Years ended December 31,
In millions	2023	2022	2021
Balance at beginning of year	$16.4	$17.6	$16.0
Additions charged to tax expense	0.1	0.4	2.1
Valuation allowance reversal	—	(1.6)	(0.5)
Other (1)	(12.8)	—	—
Balance at end of year	$3.7	$16.4	$17.6
(1)	Pursuant to the Separation Agreement, includes certain assets and liabilities, including deferred tax assets, and corresponding valuation allowances which were retained by Cummins. In addition, includes impact of currency changes and the expiration of net operating losses for which a full valuation allowance was recorded.

Atmus’ Consolidated Balance Sheets contain the following tax related items:

	December 31,
In millions	2023	2022
Prepaid expenses and other current assets
Refundable income taxes	$2.0	$0.8
Other assets
Deferred income tax assets	$14.2	$14.3
Other accrued expenses
Income tax payable	$10.3	$6.0
Other liabilities
One-time transition tax	$—	$0.7
Deferred income tax liabilities	$1.4	$7.3

A reconciliation of unrecognized tax benefits for the years ended December 31, 2023, 2022 and 2021 was as follows:

	December 31,
In millions	2023	2022	2021
Balance at beginning of year	$22.2	$19.0	$16.6
Additions to current year tax positions	0.2	3.2	2.4
Additions to prior years’ tax positions	—	—	—
Reductions to prior years’ tax positions(1)	(22.2)	—	—
Balance at end of year	$0.2	$22.2	$19.0
(1)	Pursuant to the Separation Agreement, includes certain assets and liabilities, including contingency reserves which were retained by Cummins

The total amount of unrecognized tax benefits in 2023, 2022 and 2021, if recognized, would favorably impact the effective tax rate in future periods.

Atmus has accrued interest expense related to the unrecognized tax benefits of zero, $7.0 million and $5.0 million as of December 31, 2023, 2022 and 2021, respectively. Atmus recognizes potential accrued interest and penalties related to unrecognized tax benefits in income tax expense.

Audit outcomes and the timing of audit settlements are subject to significant uncertainty. Although Atmus believes that adequate provision has been made for such issues, there is the possibility that the ultimate resolution of such issues could have an adverse effect on its earnings. Conversely, if these issues are resolved favorably in the future, the related provision would be reduced, thus having a positive impact on earnings.

As a result of Atmus’ global operations, Atmus files income tax returns in various jurisdictions including U.S. federal, state and foreign jurisdictions. Atmus is routinely subject to examination by taxing authorities throughout the world, including Australia, Belgium, Brazil, Canada, China, France, India, Mexico, the U.K. and the U.S. With few exceptions, Atmus’ U.S. federal, major state and foreign jurisdictions are no longer subject to income tax assessments for years before 2019.